SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                MARCH 14, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)


                              THE BILLIARD CHANNEL INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                    0-30272                 95-4738432
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)


                #104 - 20177 54A AVENUE, LANGLEY, B.C.   V3A 3W6
                    (Address of principal executive offices)

                                (604) 532-2090
                         (Registrant's telephone number)

                      ENTERPRISE CONSOLIDATION CORPORATION
            860 VIA DE LA PAZ, SUITE E-1, PACIFIC PALISADES, CA 90272
                        (Former name and former address)

ITEM 1.   CHANGE IN CONTROL OF REGISTRANT

               -and-

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     (a) On March 14, 2000, Enterprise Consolidation Corporation. ("Enterprise" or the "Registrant"), a Delaware Corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement") with Stuart Communications Corporation which holds 100% ownership of The Billiard Channel ("Stuart"), a Nevada corporation. Pursuant to the terms of the Merger Agreement, and subject to the conditions set forth therein (including approval of the transactions by the stockholders), Stuart was merged with and into Enterprise (the "Merger"). At the effective time of the Merger, the separate existence of Stuart ceased and was merged with Enterprise. The effective date of the Merger was March 14, 2000. Immediately upon completion of the merger, Enterprise filed with the Delaware Secretary of State to change its name to The Billiard Channel Inc.

As of March 14, 2000, 13,000,000 shares of Registrant's common stock were issued and outstanding. 6,000,000 common shares are held by the shareholders of Stuart and 7,000,000 common shares are held by the existing shareholders of Enterprise. As of March 14, 2000 there are 364 shareholders.

The Merger Agreement was adopted by the unanimous consent of the Board of Directors and shareholders of Registrant on March 14, 2000. The Merger Agreement was adopted by the unanimous consent of the Board of Directors and shareholders of Stuart on March 14, 2000.

The sole consideration transferred by the Stuart Shareholders for shares of Registrant's common stock was the exchange of their respective Stuart shares.

A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated herein in its entirety. The description of each exhibit contained in this report is modified by such reference.

On the effective date of the Merger, the officers and directors of Enterprise resigned and new officers and directors of Registrant were appointed. (See "Management" below.)

Registrant intends to provide new cable programming and an Internet web site in a coordinated, cross business Television/Internet media strategy targeting billiard players around the world. "The Billiard Channel" will provide Billiard Tournament programming to the Cable and Sports Network Television Companies and also air the world's greatest professional players on "Internet/TV/Radio" at The Billiard Channel.com, 24 hours a day. The Billiard Channel will also sell television programming, to North American and overseas networks to bring Billiards' many different disciplines to cue-sport fans around the globe. The company will also sell DVD's, Cassettes, USA and ABP Billiard Tour clothing and memberships to billiard fans throughout the world via the Internet at The Billiard Channel.com.


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


The Billiard Channel is positioning its future to become a major participant in the fast growing "Sports Cable and Internet" industry. Registrant expects to increase its revenues significantly over the next three years through the development and marketing of International Billiard coverage by providing programming, available to the home satellite dish market, the cable television market, to the direct satellite television providers and the "on demand" Internet billiards fan.

Registrant intends to relocate its executive and operations offices to Las Vegas, Nevada in the near future.


(b) The following table contains information following the merger regarding the shareholdings of Registrant's newly-appointed directors and executive officers and those persons or entities who have the right to vote or direct the vote or beneficially own more than 5% of the Registrant's common stock or rights to acquire common stock:


                                      Percent Of
                                    Amount of Common          Common Stock
                                    Stock Beneficially      Beneficially Owned
                                    Owned or Right to         Or Right to
Name            Title                  Direct vote            Direct Vote (1)
-------------   -------              -----------------       ------------------
Jack Stuart     President & Director      500,000                  3.85%

Russell Stuart  Vice Pres & Director    4,900,000                 37.69%

Whitney Stuart  Vice Pres & Director      250,000                  1.92%

Karen Scott     Secretary/Treasurer
                   & Director             250,000                  1.92%

J. R. Calvert    Director                 100,000                   .77%


------------------------
(1) Based upon 13,000,000 outstanding shares of common stock.


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


Management
----------
Upon completion of the merger, the officers and directors of Stuart became the officers and directors of Registrant. The management of Registrant consists of:

Name                     Position
----                     --------
Jack Stuart              Chairman; President

Russell Stuart           Director; Vice President

Whitney Stuart           Director; Vice President

Karen Scott              Director; Secretary/Treasurer

Sherrill Calvert         Director


JACK STUART, is Chairman and CEO of Registrant. Mr. Stuart has an extensive background in business development with 43 years experience as an owner of the following companies where he served as Chairman and CEO: The Albion Press Publishing Ltd. from 1960 to 1973, NTTI Management Ltd. from 1976 to 1997 and Evolution Media Corp. from 1994 to 1997. He is currently Chairman and CEO of Stuart Communications Corp., a director of USA Billiards Inc. and The ABP Tour Inc. of Las Vegas Nevada,(men's professional nine ball tour). He has also served as CEO and Chairman of Trumark Resource Corp, a publicly listed stock exchange company from 1982 to 1991. Mr. Stuart, an avid Pool player, was a sponsor for the Canadian Snooker Championship which was held in Vancouver, British Columbia in 1995. Mr. Stuart is also Chairman of the Management Committee for the company.


RUSSELL STUART, is a Director and Vice President of Registrant. He is currently President of USA Billiards Inc. and The ABP Tour Inc. of Las Vegas Nevada where he has organized the newly formed professional billiards challenger tour across the United states from Miami to California. For the past five years Russell has developed superior computer/Internet skills and entertainment production experience at EMC Media Corp. and Stuart Communications Corp. For the past year he has also filmed the RJ Reynolds Camel Professional Nine Ball Tour across the United States providing interview and tournament programming for The Billiard Channel. Mr. Stuart is a tireless advocate of Billiards and has the business and organizational skills to develop programming for The Billiard Channel. Mr. Stuart is also a member of the Management Committee of the company.

WHITNEY JOHN STUART is a Director and Vice President of Registrant. He has been involved in the music and television industry for the past 15 years. He has experience in production and content development for music and video as well as new internet ventures. For the past year he has filmed the RJ Reynolds Camel Professional Nine Ball Tour across the United States providing interview and tournament programming for The Billiard Channel.

Whitney John Stuart is President of SMC, a media production company from 1995 to 2000, where he has produced live concerts on the west coast and is presently executive producer of Bandfest 2000. He will be responsible for overseeing content creation and development of programming for The Billiard Channel and its various divisions. Mr. Stuart is also a member of the Management Committee of the company.


KAREN E. SCOTT is a Director and Secretary-Treasurer of Registrant. Ms. Scott is currently President of Hartlin Management Services, a Management Consulting firm from 1982 to 2000, and has been associated with The Stuart Group of Companies for eighteen years. Ms. Scott provides financial data processing and reporting preparation including office management and is a member of the management committee.


SHERRILL ("J.R.") CALVERT is a Director of Registrant. Mr. Calvert is the US Distributor and Player Representative for Falcon Cues from 1996 to 2000. He is responsible for consulting on product design and implementing strategy for the US market. Previously, Mr. Calvert was responsible for setting up manufacturing and International sales for Paul Motley Cues and has participated in the design of many billiard rooms in the US. From 1994 to 1995 he served as Director, Secretary and tour coordinator of the Professional Billiard Association in the United States.

J.R. is a graduate from the University of Pittsburgh with Bachelor of Science, Mechanical Engineering and Manufacturing Engineering Degrees. He has played on the Men's Pro Billiard Tour since 1990 and is presently ranked in the top fifty in the world. Mr. Calvert is also a member of the Management Committee of the company.

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

USE OF FORWARD-LOOKING STATEMENTS

This current report contains "forward-looking statements." Such statements are found in Item 1 and Item 2 of this report. Prospective Investors are cautioned that the assumptions upon which such statements are based cannot be guaranteed by the Company to occur in the future or that the overall success of the Company might be materially adversely affected should such bases (or some of them) not occur.

RISK FACTORS RELATED TO THE MARKET FOR REGISTRANT'S SECURITIES

NO CURRENT TRADING MARKET FOR THE COMPANY'S SECURITIES. There is currently no established public trading market for the securities of the Company. The Company intends to apply for admission to quotation of its securities on the NASD OTC Bulletin Board and, if and when qualified, it intends to apply for admission to quotation on the NASDAQ SmallCap Market. There can be no assurance that an active or regular trading market for the common stock will develop or that, if developed, will be sustained. Various factors, such as the Company's operating results, changes in laws, rules or regulations, general market fluctuations, changes in financial estimates by securities analysts and other factors may have a significant impact on the market price of the Company's securities. The market price for the securities of public companies often experience wide fluctuations which are not necessarily related to the operating performance of such public companies such as high interest rates or impact of overseas markets.


PENNY STOCK REGULATION. Upon commencement of trading in the Company's stock, if such occurs (of which there can be no assurance) the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statement must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

ITEM 5.   OTHER EVENTS

     On March 14, 2000, Enterprise received and accepted the resignations of George Todt as Director and Chief Executive Officer, Timothy Hipsher as President, James Walters as Vice President, Treasurer and Director and Mary Elizabeth Rowbottom as Secretary. On the same date, the officers and directors of Stuart were designated to serve in their same capacities for the Registrant until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignation or termination.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     The financial statements required hereunder will be filed within 60 days after the date that this Report is required to be filed.



     (c) Exhibits.

     There is attached hereto the following exhibits:

Exhibit
   No.                 Description
-------                -----------
  2.1 Agreement and Plan of Merger by and between Enterprise Consolidation Corporation and Stuart Communications Corporation dated March 14, 2000.

  3.(i)        Certificate of Incorporation of Registrant (Amended and Restated)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE BILLIARD CHANNEL INC.


                                    By   /s/ Jack Stuart
                                        -------------------
                                        President


Date: March 21, 2000

                                 EXHIBIT INDEX

Exhibit
   No.                 Description
-------                -----------
  2.1 Agreement and Plan of Merger by and between Enterprise Consolidation Corporation and Stuart Communications Corporation dated March 14, 2000.

  3.(i)        Certificate of Incorporation of Registrant (Amended and Restated)





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